[ DAC at end 2003

                                                  Gross             Net
        Total - AXA Group (Euro millions)         9,720            4,810
        AXA Financial (Euro millions)             4,945  51%       3,214(1)  67%

                                                        French GAAP                                  U.S. GAAP
                                            ------------------------------------     -------------------------------------------
        $ million                             DAC      Account value      DAC/AV      DAC(A)(B)   Account value(C)        DAC/AV
        ---------                             ---      -------------      ------      ---------   -------------------     ------
Traditional Life                              900          9,243            10%           910             9,243             10%
Variable and interest
  sensitive Life                            2,309         16,830            14%         2,309            16,830             14%
Annuities                                   3,004         57,955             5%         2,999            58,008              5%
Other                                          31            504             6%            31               504              6%
--------------------------------------------------------------------------------------------------------------------------------
Total                                       6,244         84,531             7%         6,249            84,585              7%

(1)  Net of Tax

(A)  net of initial fee liability

(B)  excludes impact on DAC amortization of unrealized investment gains

(C) includes policyholders' account balances and future policy benefits and other policyholders liabilities net of reinsurance ceded; gross of the fair value of GMIB reinsurance contracts considered derivatives under SFAS No. 133 of $29 million

[LOGO]               Full Year 2003 Earnings-Appendices-February 26, 2004-Page 7

[ DAC - AXA's Reversion-to-the-mean (RTM) methodology is justified

A significant assumption in the amortization of DAC on VA and VL&ISL products relates to projected future Separate Account (S/A) performance.

For this purpose, AXA's RTM approach in the US assumes that markets will return to an average gross long-term return estimate of 9% within 5 years and with future annual gross returns limited to a 0%-15% corridor.

                              At 06/30/02  At 12/31/02  At 06/30/03  At 12/31/03
                              -----------  -----------  -----------  -----------
Gross Return assumed in:
  - Year 1                         9%          15%          15%          5%
  - Year 2                         9%          15%          12%          9%
  - Year 3                         9%          11%           9%          9%
  - Year 4                         9%           9%           9%          9%
  - Year 5                         9%           9%           9%          9%
--------------------------------------------------------------------------------
# of yrs above the mean
before reverting to the mean       0           2.5         1.25          0
--------------------------------------------------------------------------------
                                                                       Year 1
                                   At the                            below the
                                    mean                                mean

[LOGO]               Full Year 2003 Earnings-Appendices-February 26, 2004-Page 8

GMDB and GMIB net reserves
at 12/31/03 vs. 12/31/02


                             12/31/03              12/31/03     12/31/02     12/31/03      12/31/02     12/31/03          12/31/03
 Unaudited                   Account       %      Net Amount   Net Amount   French GAAP   French GAAP   U.S. GAAP        U.S. GAAP
  figures                     Value      reins.   at Risk(1)   at Risk(1)   Reserve(2)    Reserve(2)    Reserve(3)       Reserve(3)
                             ($ bn)                 ($ bn)       ($ bn)       ($ mm)        ($ mm)       ($ mn)           ($ mn)
 ---------                   --------   -------   ----------   ----------   -----------   -----------   ---------        ---------
GMDB
o AXA Financial                46.4       22%        4.0          8.7           52            107           52           107
-----------------------------------------------------------------------------------------------------------------------------------
GMIB
o AXA Financial                14.4       75%        0.1          0.3           32             35           86            118

     (1) Net of reinsurance and, for GMIB, with annuity margin.
     (2) Net of reinsurance.
     (3) Net of Reinsurance but gross of the fair value of GMIB Reinsurance contracts considered derivatives under SFAS No. 133 of $29 million and $120 million at December 31, 2003 and 2003, respectively.

[LOGO]              Full Year 2003 Earnings-Appendices-February 26, 2004-Page 10

 Distribution of GMDB/GMIB benefit type by account value at December 31, 2003

                                                                      AXA
                        As a % of account value                   Financial
                        -----------------------                   ---------
GMDB         Return of premium                                        58%
             Ratchet (or high water mark)                             12%
             Rollup                                                   17%
             Higher of ratchet/roll-up or other combos                13%
--------------------------------------------------------------------------------
GMIB         Rollup                                                   40%
             Combos                                                   60%


[LOGO]              Full Year 2003 Earnings-Appendices-February 26, 2004-Page 11

AXA FINANCIAL - VARIABLE ANNUITIES BENEFITS

o We are using a variety of risk mitigation techniques including reinsurance and more recently Dynamic Hedging on our GMDB sales since Q2'02, as well as managing the product design

o    Mitigates risk with respect to equity market performance, but

     o we retain risk relative to actual vs. assumptions for: volatility, mortality, policyholder behavior and funds performance vs. hedge position (basis risk)

o We back tested using 10 years of actual equity and bond market returns (1993-02) and volatility

     o For ten year total and each of 40 quarters, hedging performance produced results that would not have resulted in material gains or losses

o    GMDB and GMIB are options where exercise is triggered by:

     o    death for GMDB

     o    policyholder, after 7 to 10 year waiting period, for GMIB

o Valuation uses traditional option pricing methodology. Requires assumptions for volatility, mortality, interest rates and surrender rates


[AXA Logo]    Full Year 2003 Earnings - Appendices - February 26, 2004 - Page 12

AXA FINANCIAL - GMDB AND GMIB OPTION VALUES FOR ACCUMULATOR `02 AND `04 USING LONG-TERM 15 YEAR FORWARD TREASURY RATE



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Option Value
                                                                                   Current   using weighted average volatility* of:
                                                                                   Charge         22%         26%        32%
-----------------------------------------------------------------------------------------------------------------------------------
GMDB                                            ACCUMULATOR '04 NEW
                                                Annual Ratchet                         0.25%       0.12%      0.20%       0.26%
                                                Greater of Ratchet & 6% rollup         0.60%       0.46%      0.50%       0.54%
-----------------------------------------------------------------------------------------------------------------------------------
GMDB                                            ACCUMULATOR '02
                                                Annual Ratchet                         0.30%       0.12%      0.20%       0.26%
                                                Greater of Ratchet & 6% rollup         0.60%       0.46%      0.50%       0.54%
                                                6% Rollup                              0.45%       0.41%      0.45%       0.49%
-----------------------------------------------------------------------------------------------------------------------------------
GMIB                                            ACCUMULATOR '04 NEW
                                                Greater of Ratchet & 6% rollup         0.65%       0.32%      0.40%       0.50%
-----------------------------------------------------------------------------------------------------------------------------------
GMIB                                            ACCUMULATOR '02
                                                Greater of Ratchet & 6% rollup         0.60%       0.32%      0.40%       0.50%
-----------------------------------------------------------------------------------------------------------------------------------
DB & IB SOLD TOGETHER - ACCUMULATOR '04 NEW
                                                Greater of Ratchet & 6% rollup         1.25%       0.80%      0.92%       1.04%
-----------------------------------------------------------------------------------------------------------------------------------


(*)  Weighted average of S&P 500, Russell and Nasdaq.

     The 22% is the weighted average of 22% volatility for S&P, 21% for Russell and 27% for Nasdaq.

     The 26% is the weighted average of 23% volatility for S&P, 30% for Russell and 46% for Nasdaq.

     The 32% is the weighted average of 29% volatility for S&P, 33% for Russell and 52% for Nasdaq.


[AXA Logo]    Full Year 2003 Earnings - Appendices - February 26, 2004 - Page 13